EXHIBIT 3.99
Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “ST. MARY’S REAL PROPERTY, LLC” AS RECEIVED AND FILED IN THIS OFFICE.
     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
     CERTIFICATE OF FORMATION, FILED THE NINTH DAY OF NOVEMBER, A.D. 1998, AT 9 O’CLOCK A.M.
     RESTATED CERTIFICATE, CHANGING ITS NAME FROM “PSYCHIATRIC, LLC” TO “TRI-SHELL 38 LLC”, FILED THE SECOND DAY OF OCTOBER, A.D. 2002, AT 9 O’CLOCK A.M.
     RESTATED CERTIFICATE, CHANGING ITS NAME FROM “TRI-SHELL 38 LLC” TO “ST. MARY’S REAL PROPERTY, LLC”, FILED THE SEVENTEENTH DAY OF OCTOBER, A.D. 2003, AT 12:22 O’CLOCK P.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “ST. MARY’S REAL PROPERTY, LLC”.

/s/ Harriett Smith Windsor Harriet Smith Windsor, Secretary of State

2964555 8100H	AUTHENTICATION: 6211213

071287012	Date: 12-05-07

CERTIFICATE OF FORMATION
OF
PECOS MEDCO, LLC
Under Section 1B-201 of the
Delaware Limited Liability Company Act
     FIRST: The name of the limited liability company is Pecos Medco, LLC (the “Company”).
     SECOND: The address of the registered office of the Company in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805.
     THIRD: The name and address of the Company’s registered agent for service of process is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 1980.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of February 3, 1999.

By:	/s/ John M. Franck II Name: John M. Franck II
Title: Authorized Person
STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 02/03/1999
991044609 - 3000975

Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF “PECOS MEDCO, LLC”, CHANGING ITS NAME FROM “PECOS MEDCO, LLC” TO “TRI—SHELL 36 LLC”, FILED IN THIS OFFICE ON THE SECOND DAY OF OCTOBER, A.D. 2002, AT 9 O’CLOCK A.M.

/s/ Harriett Smith Windsor Harriet Smith Windsor, Secretary of State

3000975 8100	AUTHENTICATION: 2016692
020612251	Date: 10-03-02

AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
PECOS MEDCO, LLC
Under Section 18-208 of the
Delaware Limited Liability Company Act
     THIS Amended and Restated Certificate of Formation of Pecos Medco, LLC (the “Company”) has been duly executed and is being filed by the undersigned, as an authorized person, in accordance with the provisions of Section 18-208 of the Delaware Limited Liability Company Act, to amend and restate the Certificate of Formation (the “Certificate of Formation”) of the Company, which was originally filed on February 3, 1999 with the Secretary of State of the State of Delaware;
     The Certificate of Formation is hereby amended and restated in its entirety to read as follows:
     FIRST: The name of the Company Is Tri-Shell 36 LLC.
     SECOND: The address of the registered office of the Company in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.
     THIRD: The name and address of the registered agent for service of process on the Company in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.
     IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Formation as of October 2, 2002.

By:	/s/ Hallie K. Ziesmer Name: Hallie K. Ziesmer
Title: Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/02/2002
020612251 - 3000975

Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY “ST. MARY’S PHYSICIAN SERVICES, LLC” IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTIETH DAY OF OCTOBER, A.D. 2003.

/s/ Harriett Smith Windsor Harriet Smith Windsor, Secretary of State

3000975 8300	AUTHENTICATION: 2699270

030669450	Date: 10-20-03

SECOND AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
TRI-SHELL 36 LLC
Under Section 18-208 of the
Delaware Limited Liability Company Act
     This Second Amended and Restated Certificate of Formation of Tri-Shell 36 LLC (the “Company”) has been duly executed and is being filed by the undersigned, as an authorized person, in accordance with the provisions of Section 18-208 of the Delaware Limited Liability Company Act, to again amend and restate the Amended and Restated Certificate of Formation (the “Certificate of Formation”) of the Company, which was originally filed on February 3, 1999 with the Secretary of State of Delaware.
     1. The original name of the Company was Pecos Medco, LLC and its Original Certificate of Formation was filed February 3, 1999
     2. The name of the Company was subsequently changed to Tri-Shell 36 LLC pursuant to the Amended and Restated Certificate of Formation filed October 2, 2002.
     3. The Certificate of Formation is hereby again amended and restated in its entirety to read as follows:
     “FIRST: The name of the Company is St. Mary’s Physician Services, LLC.
     SECOND: The address of the registered office of the Company in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.
     THIRD: The name and address of the registered agent for service of process on the Company in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.”
     IN WITNESS WHEREOF, the undersigned has executed this Second Amended and Restated Certificate of Formation as of October 17, 2003.

By:	/s/ Donald P. Fay Donald P. Fay
Authorized Person
State of Delaware
Secretary of State
Division of Corporations
Delivered 12:22 PM 10/17/2003
Filed 12:22 PM 10/17/2003
SRV 030669450 – 3000975 File

CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
ST. MARY’S PHYSICIAN SERVICES, LLC
     The undersigned authorized person, desiring to amend the Second Amended and Restated Certificate of Formation of St. Mary’s Physician Services, LLC (the “LLC”) pursuant to Section 18-202 of the Delaware Limited Liability Company Act does hereby certify as follows:
     1. The name of the LLC was originally Pecos Medco, LLC, and its Certificate of Formation was filed on February 8, 1999, with the Delaware Secretary of State.
     2. The name of the LLC was subsequently changed to Tri-Shell 36, LLC pursuant to the Amended and Restated Certificate of Formation filed with the Delaware Secretary of State on October 2, 2002.
     3. The name of the LLC further changed from Tri-Shell 36, LLC to St. Mary’s Physician Services, LLC pursuant to the Second Amended and Restated Certificate of Formation, filed October 17, 2003, with the Delaware Secretary of State.
     4. The Second Amended and Restated Certificate of Formation of the LLC is hereby further amended as follows:
     SECOND: The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.
     THIRD: The name and address of the registered agent for service of process on the LLC in the state of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.
     5. This Certificate of Amendment shall be effective upon its filing with the Delaware Secretary of State.
     IN WITNESS WHEREOF the undersigned has executed this Certificate of Amendment this 29th day of February, 2008.

By:	/s/ Denise W. Warren Name: Denise W. Warren
Authorized Person
State of Delaware
Secretary of State
Division of Corporations
Delivered 04:12 PM 03/03/2008
Filed 02:43 PM 03/03/2008
SRV 080275401 – 3000975 File